May 20, 2021 NASDAQ: CLBK

SAFE HARBOR STATEMENT THIS PRESENTATION CONTAINS FORWARD‐LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 REGARDING COLUMBIA FINANCIAL INC.’S EXPECTATIONS OR PREDICTIONS OF FUTURE FINANCIAL OR BUSINESS PERFORMANCE OR CONDITIONS. FORWARD‐LOOKING STATEMENTS ARE TYPICALLY IDENTIFIED BY WORDS SUCH AS “BELIEVE,” “EXPECT,” “ANTICIPATE,” “INTEND,” “TARGET,” “ESTIMATE,” “CONTINUE,” “POSITIONS,” “PROSPECTS,” OR “POTENTIAL,” BY FUTURE CONDITIONAL VERBS “WILL,” “WOULD,” “SHOULD,” “COULD,” OR SUCH AS “WILL”, “WOULD”, “SHOULD”, “COULD”, “MAY”, OR BY VARIATIONS OF SUCH WORDS OR BY SIMILAR EXPRESSIONS. THESE FORWARD‐LOOKING STATEMENTS ARE SUBJECT TO NUMEROUS ASSUMPTIONS, RISKS AND UNCERTAINTIES, WHICH CHANGE OVER TIME. FORWARD‐LOOKING STATEMENTS SPEAK ONLY AS OF THE DATE THEY ARE MADE AND WE ASSUME NO DUTY TO UPDATE FORWARD‐LOOKING STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM CURRENT PROJECTIONS. IN ADDITION TO FACTORS PREVIOUSLY DISCLOSED IN COLUMBIA FINANCIAL’S REPORTS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION AND THOSE IDENTIFIED ELSEWHERE IN THIS PRESENTATION, THE FOLLOWING FACTORS AMONG OTHERS, COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM FORWARD‐LOOKING STATEMENTS OR HISTORICAL PERFORMANCE: THE EFFECT OF THE COVID-19 PANDEMIC ON THE LOCAL AND NATIONAL ECONOMIES INCLUDING ITS IMPACT ON OUR BORROWERS AND THEIR ABILITY TO REPAY THEIR LOANS; CHANGES IN ASSET QUALITY AND CREDIT RISK; THE INABILITY TO SUSTAIN REVENUE AND EARNINGS GROWTH; OUR ABILITY TO CONTROL COSTS AND EXPENSES; CHANGES IN INTEREST RATES AND CAPITAL MARKETS; LOAN DELINQUENCY RATES; INFLATION; CUSTOMER ACCEPTANCE OF COLUMBIA BANK PRODUCTS AND SERVICES; CUSTOMER BORROWING, REPAYMENT, INVESTMENT AND DEPOSIT PRACTICES; CUSTOMER DISINTERMEDIATION; THE INTRODUCTION, WITHDRAWAL, SUCCESS AND TIMING OF BUSINESS INITIATIVES; COMPETITIVE CONDITIONS AND OUR ABILITY TO OFFER COMPETITIVE PRODUCTS AND PRICING; THE INABILITY TO REALIZE COST SAVINGS OR REVENUES OR TO IMPLEMENT INTEGRATION PLANS AND OTHER CONSEQUENCES ASSOCIATED WITH MERGERS, ACQUISITIONS AND DIVESTITURES; NATIONAL, REGIONAL AND LOCAL ECONOMIC CONDITIONS; AND THE IMPACT, EXTENT AND TIMING OF TECHNOLOGICAL CHANGES, CAPITAL MANAGEMENT ACTIVITIES, AND OTHER ACTIONS OF THE FEDERAL RESERVE BOARD AND OTHER LEGISLATIVE AND REGULATORY ACTIONS AND REFORMS. THESE FACTORS SHOULD BE CONSIDERED IN EVALUATING THE FORWARD‐LOOKING STATEMENTS AND UNDUE RELIANCE SHOULD NOT BE PLACED ON SUCH STATEMENTS. TRADEMARKS REFERRED TO IN THIS PRESENTATION ARE THE PROPERTY OF THEIR RESPECTIVE OWNERS, ALTHOUGH FOR PRESENTATION CONVENIENCE WE MAY NOT USE THE ® OR THE ™ SYMBOLS TO IDENTIFY SUCH TRADEMARKS. THIS PRESENTATION ALSO INCLUDES INTERIM AND UNAUDITED FINANCIAL INFORMATION THAT IS SUBJECT TO FURTHER REVIEW BY COLUMBIA FINANCIAL’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. i

NON-GAAP FINANCIAL MEASURES THIS PRESENTATION CONTAINS FINANCIAL INFORMATION PRESENTED IN ACCORDANCE WITH U.S. GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (“GAAP”). THIS PRESENTATION ALSO CONTAINS NON-GAAP INFORMATION THAT THE COMPANY’S MANAGEMENT USES IN ITS ANALYSIS OF THE COMPANY’S FINANCIAL RESULTS. SPECIFICALLY, THE COMPANY PROVIDES MEASURES BASED ON WHAT IT BELIEVES ARE ITS OPERATING EARNINGS ON A CONSISTENT BASIS, AND EXCLUDES MATERIAL NON-ROUTINE OPERATING ITEMS WHICH AFFECT THE GAAP REPORTING OF RESULTS OF OPERATIONS. THE COMPANY’S MANAGEMENT BELIEVES THAT PROVIDING THIS INFORMATION TO ANALYSTS AND INVESTORS ALLOWS THEM TO BETTER UNDERSTAND AND EVALUATE THE COMPANY’S CORE FINANCIAL RESULTS FOR THE PERIODS PRESENTED. BECAUSE NON-GAAP FINANCIAL MEASURES ARE NOT STANDARIZED, IT MAY NOT BE POSSIBLE TO COMPARE THESE FINANCIAL MEASURES WITH OTHER COMPANIES’ NON-GAAP FINANCIAL MEASURES HAVING THE SAME OR SIMILAR NAMES. THE COMPANY ALSO PROVIDES MEASUREMENTS AND RATIOS BASED ON TANGIBLE STOCKHOLDERS’ EQUITY. THESE MEASURES ARE COMMONLY UTILIZED BY REGULATORS AND MARKET ANALYSTS TO EVALUATE THE COMPANY’S FINANCIAL CONDITION AND THEREFORE, THE COMPANY’S MANAGEMENT TEAM BELIEVES THAT SUCH INFORMATION IS USEFUL TO INVESTORS. A RECONCILIATION OF THE NON-GAAP MEASURES USED IN THIS PRESENTATION TO THE MOST DIRECTLY COMPARABLE GAAP MEASURES IS PROVIDED IN THE APPENDIX TO THIS PRESENTATION. ii

2020 YEAR IN REVIEW In a challenging year filled with economic uncertainty due to the COVID-19 pandemic, Columbia was able to achieve strong financial results, while remaining committed to supporting our customers, communities and employees:  Entered a volatile environment with strong capital and liquidity  Grew a strong, well positioned balance sheet • Asset growth of 7.4% to $8.8 billion • Deposit growth of 20.1% to $6.8 billion • Originated $488.8 million in loans under the SBA Paycheck Protection Program  Increased net income to $57.6 million, or $0.52 per basic and diluted share  Grew net interest income 28.5% to $221.6 million  Maintained strong asset quality - nonperforming assets to assets was 0.09% at December 31, 2020  Completed the acquisition of Roselle Bank and successfully integrated both Roselle Bank and Stewardship Financial Corporation  Continued our digital transformation with the purchase and implementation of several digital banking and other Fintech solutions  Repurchased 7.6 million shares of our common stock for $108.2 million 1

COVID-19 IMPACT AND RESPONSE SAFELY PROVIDING BANKING SERVICES IN A CHALLENGING ENVIRONMENT Customers  Ensured full-service branch banking throughout the pandemic with enhanced safety protocols  Delivered enhanced digital solutions  Deferred payments on nearly $1.0 billion of commercial and consumer loans  Provided mortgage foreclosure forbearance with no credit reporting impact and liberal fee waivers during the height of the pandemic Communities  Remained active in the communities we serve as we continued to support communities for the betterment of those in need  Funded the emergency field hospital at New Jersey Convention and Exposition Center in Edison  Implemented a special program to support non-profit organizations affected by COVID-19, pledging $600,000 to these organizations  Donated $200,000 to local hospitals to support their outstanding efforts for front-line healthcare workers  Grants and donations from our Foundation were $2.2 million during 2020 and $1.1 million in 2021 year-to-date Coworkers  Fully operational “work-from-home” environment capabilities for staff including enhanced technology support  Enhanced preventive safety measures in accordance with the Centers for Disease Control and Prevention guidelines  Returned to work on May 3, 2021 2

FINANCIAL CONDITION 3 Financial Condition as of: ($ in thousands) 03/31/2021 03/31/2020 12/31/2020 12/31/2019 12/31/2018 Total Assets $ 9,039,931 $ 8,325,051 $ 8,798,536 $ 8,188,694 $ 6,691,618 Total Cash and Cash Equivalents 359,716 88,324 422,957 75,547 42,201 Debt Securities Available for Sale, at Fair Value 1,474,246 1,116,417 1,316,952 1,098,336 1,032,868 Debt Securities Held to Maturity, at Amortized Cost 391,264 273,152 262,720 285,756 262,143 Loans Receivable, Net 6,152,961 6,181,305 6,107,094 6,135,857 4,916,840 Deposits 6,996,330 5,772,418 6,778,624 5,645,842 4,413,873 Borrowings 722,615 1,376,941 799,364 1,407,022 1,189,180 Total Stockholders' Equity $ 999,649 $ 961,126 $ 1,011,287 $ 982,517 $ 972,060

FINANCIAL PERFORMANCE 4 Operating Data ($ in thousands) FOR THE THREE MONTHS ENDED MARCH 31, FOR THE YEARS ENDED DECEMBER 31, 2021 2020 2020 2019 2018 Interest Income $ 67,637 $ 74,690 $ 295,711 $ 261,083 $ 226,290 Interest Expense 10,897 23,988 74,138 88,712 62,256 Net Interest Income 56,740 50,702 221,573 172,371 164,034 (Reversal of) Provision for Loan Losses (1,280) 9,568 18,447 4,224 6,677 Non-Interest Income 8,595 6,391 31,270 31,636 21,688 Non-Interest Expense 37,703 38,508 158,139 128,701 145,386 Pre-Tax Income 28,912 9,017 76,257 71,082 33,659 Income Tax Expense 7,867 2,252 18,654 16,365 10,923 Net Income $ 21,045 $ 6,765 $ 57,603 $ 54,717 $ 22,736

Performance Ratios FOR THE THREE MONTHS ENDED MARCH 31, FOR THE YEARS ENDED DECEMBER 31, 2021 1 2020 1 2020 2019 2018 Return on Average Assets 0.96% 0.33% 0.66% 0.77% 0.36% Core Return on Avg. Assets 0.99% 0.40% 0.72% 0.77% 0.79% FINANCIAL PERFORMANCE 5 Return on Average Equity 8.50% 2.78% 5.67% 5.50% 2.87% Core Return on Avg. Equity 8.71% 3.35% 6.17% 5.51% 6.12% Interest Rate Spread 2.63% 2.33% 2.47% 2.20% 2.45% Net Interest Margin 2.80% 2.65% 2.72% 2.58% 2.74% Non-Interest Expense to Average Assets 1.73% 1.88% 1.81% 1.82% 2.30% Efficiency Ratio 57.71% 67.45% 62.54% 63.09% 78.28% Core Efficiency Ratio 56.57% 63.93% 59.65% 62.54% 59.60% Basic and Diluted Earnings Per Share $0.20 $0.06 $0.52 $0.49 $0.20 1 Ratios for the three months ended March 31, 2021 and 2020 are annualized. See the Appendix for information on Non-GAAP metrics.

• As part of our business plan, the Company intends to continue to grow all segments of its loan portfolio, but will place a greater emphasis on commercial segments • Seasoned commercial lenders are actively being recruited from regional and money center banks • During 2020, the Company originated $488.8 million of PPP loans and followed that activity with $236.4 million of PPP loans in 2021 • Residential lending has been very strong but loan balances have been challenged by accelerated prepayments • The Company will seek to sell a portion of its residential originations to support the growth of servicing fee income 6 LOAN TYPE ($ in thousands) 3/31/2021 12/31/2018 % CHANGE Residential Real Estate $ 1,877,131 $ 1,830,186 2.6% Home Equity / Consumer 295,411 394,600 -25.1% Multifamily and Commercial Real Estate 2,873,586 2,142,154 34.1% Construction 338,001 261,473 29.3% Commercial Business 1 825,469 333,876 147.2% Total Loans 6,209,598 4,962,289 25.1% Purchased Credit-Impaired Loans 6,230 -- Net Deferred Loan Costs 9,037 16,893 Allowance for Loan Losses (71,904) (62,342) Loans Receivable, Net $ 6,152,961 $ 4,916,840 $6,153 $6,107 $6,136 $4,917 $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 3/31/2021 12/31/2020 12/31/2019 12/31/2018 Loans Receivable, net $ in millions 1 March 31, 2021 includes SBA PPP loans totaling $446.2 million. LENDING

 NPAs to assets remain very low relative to peer levels  In response to the pandemic, the Company deferred payments on nearly $1.0 billion of commercial and consumer loans  As a result of working with our customers to return to full payment status, loan deferrals declined to $69.3 million, or 1.1% of loans, at April 22, 2021  Under the CARES Act, and subsequently the Consolidated Appropriations Act, the Company elected to delay the implementation of the Current Expected Credit Losses (“CECL”) accounting methodology • Management expects that the Company’s allowance for loan losses and reserves for unfunded commitments would have been 15%- 25% lower under the CECL methodology as of March 31, 2021 7 Data: S&P Global NCOs / avg loans were annualized. Peers are: AUB, BHLB, BRKL, CBU, CNOB, CUBI, DCOM, EGBN, FFIC, INDB, IBTX, KRNY, LBAI, ESBS, NBTB, OCFC, PGC, PFS, SARS, WSFS 0.07% 0.09% 0.08% 0.04% 0.41% 0.48% 0.31% 0.28% 0.00% 0.05% 0.10% 0.15% 0.20% 0.25% 0.30% 0.35% 0.40% 0.45% 0.50% NPAs / Total Assets Columbia Financial, Inc. Peer Median 1.16% 1.21% 1.00% 1.25%1.22% 1.19% 0.74% 0.78% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% ALLL / Total Loans Columbia Financial, Inc. Peer Median ASSET QUALITY . 6

• Deposit growth is sourced through our retail branch network in conjunction with the efforts of our business development and commercial lending teams • The Company places a heavy emphasis on checking products which currently account for over half of all deposits • During 2020, the Company leveraged our PPP efforts as a means of building and expanding upon commercial DDA relationships • Commercial DDA account balances grew 49% during 2020 • There is an increased focus on commercial treasury services as a means of deepening our customer relationships and providing enhanced customer services for an appropriate fee 8 Non-interest Bearing 21% Interest-Bearing 33%Money Market 9% Savings 10% Certificates of Deposit 27% Total Deposits Breakdown as of 3/31/2021 DEPOSITS $6,996 $6,779 $5,646 $4,414 $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 3/31/2021 12/31/2020 12/31/2019 12/31/2018 Total Deposits $ in millions

 Acquisition completed on April 1, 2020  No actual consideration paid to a third party for additional capital  Roselle Bank depositors received the same rights in Columbia Bank, MHC (subscription and liquidation) as Columbia Bank depositors and maintain depositor rights at Columbia Bank as of their account opening date at Roselle Bank  Accretive to fully converted tangible book value  Added $422.1 million of assets and four branches in attractive markets  Fully achieved cost savings in Q4 2020 9 Columbia Financial, Inc. Roselle Bank ACQUISITION OF ROSELLE BANK

STOCK PERFORMANCE 10 Source: S&P Global with data through April 30, 2021 -55.00% -50.00% -45.00% -40.00% -35.00% -30.00% -25.00% -20.00% -15.00% -10.00% -5.00% 0.00% 5.00% 10.00% 15.00% 20.00% 25.00% 30.00% 35.00% 4/ 20 /2 01 8 5/ 20 /2 01 8 6/ 20 /2 01 8 7/ 20 /2 01 8 8/ 20 /2 01 8 9/ 20 /2 01 8 10 /2 0/ 20 18 11 /2 0/ 20 18 12 /2 0/ 20 18 1/ 20 /2 01 9 2/ 20 /2 01 9 3/ 20 /2 01 9 4/ 20 /2 01 9 5/ 20 /2 01 9 6/ 20 /2 01 9 7/ 20 /2 01 9 8/ 20 /2 01 9 9/ 20 /2 01 9 10 /2 0/ 20 19 11 /2 0/ 20 19 12 /2 0/ 20 19 1/ 20 /2 02 0 2/ 20 /2 02 0 3/ 20 /2 02 0 4/ 20 /2 02 0 5/ 20 /2 02 0 6/ 20 /2 02 0 7/ 20 /2 02 0 8/ 20 /2 02 0 9/ 20 /2 02 0 10 /2 0/ 20 20 11 /2 0/ 20 20 12 /2 0/ 20 20 1/ 20 /2 02 1 2/ 20 /2 02 1 3/ 20 /2 02 1 4/ 20 /2 02 1 % C ha ng e CLBK Stock Performance Relative to the NASDAQ Bank and SNL Thrift Indices NASDAQ:CLBK: 18.48% NASDAQ Bank: 13.52% SNL U.S. Thrift MHCs: 15.54%

TECHNOLOGY AND DIGITAL TRANSFORMATION 11 2015 2018 2016 2019 Technology spending increased 24% for the first quarter of 2021 as compared to the same time period in 2020  Digital Mortgage Solution  Small Business Lending Solution  Business Intelligence Tools to Drive Business Decisions  Drive Digital Adoption  Personalized Customer Experience Using Data and Analytics  Artificial Intelligence and Machine Learning for Cyber Defense  Pandemic Response • Remote Workplaces • Collaboration Suite of Tools • Disaster Recovery & Continuity Plans 2020

CONSUMER BANKING – NEW PRODUCTS & CAPABILITIES 15 DIGITAL MORTGAGE Deployed Digital Platform to Transform Mortgage Process • Simplified client experience • Ease of application entry • Automated data collection • Mobile document upload • Positioned for technological advancements CREDIT CARDS Launched Business Credit Cards • Real-time credit decisions • Competitive reward platform • Convenient online and in branch accessibility Future Rollout of Consumer Credit Cards CLIENT EXPERIENCE ENHANCEMENTS New Website • Enhanced navigation and mobile responsiveness Unauthenticated Chat • Customers or prospects can chat with a live agent via ColumbiaBankOnline.com Appointment Scheduler • Ability to schedule in-person or virtual appointments with bankers External Loan Payments • Additional ways to make real time loan payments 12

 The Company continues to have a strong regulatory capital position  During 2020, the Company repurchased 7.6 million shares and continued its repurchase activity during the first quarter of 2021 with an additional 2.0 million shares repurchased CAPITAL MANAGEMENT 13  Dividends – CLBK is not a “grandfathered” mutual holding company as defined in the Dodd Frank Act, which means that based upon the Federal Reserve Bank current policy, cash dividends cannot be waived by Columbia Bank, MHC. For this reason, CLBK does not expect to pay cash dividends to shareholders 10.2% 10.6% 11.3% 14.5% 15.6% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% 18.00% 3/31/2021 12/31/2020 12/31/2019 12/31/2018 Pro Forma IPO Smax 9/30/17 Tangible Common Equity / Tangible Assets 18.3% 17.0% 16.9% 11.4% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% 18.00% 20.00% Total Capital Tier 1 Capital Risk Based Common Equity Tier 1 Capital Tier 1 Capital Columbia Financial, Inc. - Regulatory Capital at March 31, 2021 Minimum Capital Adequacy Requirement with Capital Conservation Buffer

STRATEGIC FOCUS 14  Return to normal business environment  Resume our growth strategy targeting 8-10% organic growth and evaluate acquisitions opportunistically  Emphasize our commercial lines of business to migrate toward a commercial bank balance sheet  Build the core deposit base with an emphasis on commercial treasury services  Increase our emphasis on digital strategy to address customer preferences and gain operating efficiencies  Elevate focus on ESG programming and diversity initiatives  Selectively add de novo branches in targeted markets  Repurchase shares on a disciplined basis  Manage our level of operating expenses to improve our efficiency ratio  Proactively work with our customers to maintain our low level problem assets and reduce loan deferrals

QUESTION AND ANSWER SEGMENT

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES Performance Ratios ($ in thousands) FOR THE THREE MONTHS ENDED MARCH 31, FOR THE YEARS ENDED DECEMBER 31, 2021 2020 2020 2019 2018 Reconciliation to Core Net Income Net Income $21,045 $6,765 $57,603 $54,717 $22,736 Less: (Gain) on securities transactions, net of tax -- (278) (279) (2,006) (79) Add: Charitable to contribution foundation, net of tax -- -- -- -- 27,466 Add: Voluntary early retirement plan expenses, net of tax -- -- 2,255 -- -- Add: Merger-related expenses, net of tax -- 818 1,500 2,162 -- Add: Loss on extinguishment of debt, net of tax 540 -- 879 -- -- Add: Branch closure expense, net of tax -- 878 1,075 -- -- Core Net Income $21,585 $8,183 $63,033 $54,873 $50,123

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES (CONTINUED) Performance Ratios ($ in thousands) FOR THE THREE MONTHS ENDED MARCH 31, FOR THE YEARS ENDED DECEMBER 31, 2021 1 2020 1 2020 2019 2018 Return on Average Assets 0.96% 0.33% 0.66% 0.77% 0.36% Net Income $21,045 $6,765 $57,603 $54,717 $22,736 Average Assets $8,847,336 $8,251,193 $8,744,973 $7,086,854 $6,319,249 Core Return on Avg. Assets 0.99% 0.40% 0.72% 0.77% 0.79% Core Net Income $21,585 $8,183 $63,033 $54,873 $50,123 Return on Average Equity 8.50% 2.78% 5.67% 5.50% 2.87% Total Avg. Stockholders’ Equity $1,004,518 $979,906 $1,016,097 $994,925 $791,889 Less: (Gain) on securities transactions, net of tax -- (278) (279) (2,006) (79) Add: Contribution to charitable foundation, net of tax -- -- -- -- 27,466 Add: Voluntary early retirement plan expenses, net of tax -- -- 2,255 -- -- Add: Merger-related expenses, net of tax -- 818 1,500 2,162 -- Add: loss on extinguishment of debt, net of tax 540 -- 879 -- -- Add: Branch closure expense, net of tax -- 878 1,075 -- -- Core Avg. Stockholders’ Equity $1,005,058 $981,324 $1,021,527 $995,081 $819,276 Core Return on Avg. Equity 8.71% 3.35% 6.17% 5.51% 6.12% 1 Ratios for the three months ended March 31, 2021 and 2020 are annualized.

Performance Ratios ($ in thousands) FOR THE THREE MONTHS ENDED MARCH 31, FOR THE YEARS ENDED DECEMBER 31, 2021 1 2020 1 2020 2019 2018 Efficiency Ratio 57.71% 67.45% 62.54% 63.09% 78.28% Net Interest Income $56,740 $50,702 $221,573 $172,371 $164,034 Non-Interest Income 8,595 6,391 31,270 31,636 21,688 Total Income 65,335 57,093 252,843 204,007 185,722 Non-Interest Expense $37,703 $38,508 $158,139 $128,701 $145,386 Core Efficiency Ratio 56.57% 63.93% 59.65% 62.54% 59.60% Non-Interest Income $8,595 $6,391 $31,270 $31,636 $21,688 Less: (Gain) on securities transactions -- (370) (370) (2,612) (116) Core Non-Interest Income $8,595 $6,021 $30,900 $29,024 $21,572 Non-Interest Expense $37,703 $38,508 $158,139 $128,701 $145,386 Less: Contribution to charitable foundation -- -- -- -- (34,767) Less: Voluntary early retirement plan expenses -- -- (3,018) -- -- Less: Merger-related expenses -- (1,075) (1,931) (2,755) -- Less: Loss on extinguishment of debt (742) (1,158) -- -- Less: Branch closure expense -- (1,170) (1,434) -- -- Core Non-Interest Expense $36,961 $36,263 $150,598 $125,946 $110,619 RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES (CONTINUED) 1 Ratios for the three months ended March 31, 2021 and 2020 are annualized.